                                                                   EXHIBIT 10.14

               MASTER AGREEMENT FOR TREASURY MANAGEMENT SERVICES

This Master Agreement for Treasury Management Services ("Agreement") is entered into this 11th day of June, 1999, between NORWEST BANK IOWA, NATIONAL ASSOCIATION, (the "Bank") and the undersigned customer AEGlS Mortgage Acceleration Corp (the "Company").

The Bank offers and provides certain treasury management services to its commercial customers, and the Company anticipates that it will from time to time engage the Bank to perform all or some treasury management services under this Agreement (the "Services").

The Bank and the Company agree:

1.   Scope of the Services.  The Bank shall provide the Company with the
     ---------------------
     treasury management services requested in writing and Services agreed to by the Bank. The Services are described in general terms in separate writings which are specifically incorporated into this Agreement (the "Product Descriptions"). The Company agrees to the terms and conditions contained in the applicable Product Description(s); the Bank's user guide (the "Guide"), if any, for each Service it requests; and the Bank's terms and conditions applicable to each account affected by the Services (the "Account Terms"). Delivery and use of a Service shall be conclusively deemed to be agreement to the provisions contained in the applicable Product Description and Guide. The Bank may amend a Product Description, a Guide, or the Account Terms from time to time upon fourteen (14) days prior written notice. The Company acknowledges receiving a copy of the Account Terms and of the Product Description and Guide, if any, for the Services it has initially requested.

2.   Performance of the Services.  The Bank shall perform the Services in
     ---------------------------
     accordance with reasonable commercial standards applicable to the Bank's business; in conformity with rules, regulations or laws governing the activities of the Bank; and in accordance with this Agreement.

3.   Term.  This Agreement shall continue in effect unless terminated by either
     ----
     party upon seven (7) days prior written notice. The Bank may immediately terminate this Agreement without notice to the Company if the Company files, or has filed against it, a petition under the U.S. Bankruptcy Code or a similar state or federal law. Each additional Service shall commence within a reasonable time after the Bank agrees to provide it and shall continue in effect until terminated by written notice or termination of this Agreement.

4.   Service Fees: Taxes; Invoice; Payment.  The Company agrees to pay the Bank
     -------------------------------------
     for the Services in accordance with the Bank's fee schedule(s). The Bank may modify its fee schedule(s) at any time upon prior notice. The Company also agrees to pay an amount equal to any taxes applicable to the Services, however designated, exclusive of taxes based on the net income of the Bank. Except as otherwise agreed in writing, all fees and taxes shall be charged monthly against the Company's accrued earnings allowance. The Bank may debit the Company's account(s) with the Bank for, or may bill the Company and the Company agrees promptly to pay, any amount by which the fees or taxes exceed such earnings allowance.

5.   Liability: Indemnification.  The Bank shall be responsible only for
     --------------------------
     performing the Services as expressly provided for in this Agreement, and shall be liable only for material losses directly resulting solely from its own negligence or intentional misconduct in performing those Services. Neither the Bank nor the Company shall have any liability for failure to perform or delay in performing the Services if such failure or delay is due to circumstances beyond that party's reasonable control. Each party agrees to make reasonable efforts to prevent such occurrences. In no event shall the Bank have any liability for any consequential, special, punitive or indirect loss or damage. The Company shall promptly furnish proof of loss in written form to the Bank, and shall provide the Bank all reasonable assistance in recovering a loss. If the Company is reimbursed by or on behalf of the Bank, the Bank or its designee shall be subrogated to all rights of the Company. Except to the extent that the Bank is liable under the terms of this Agreement, the Company agrees to indemnify and hold the Bank, its directors, officers, employees and agents harmless from all claims, demands, judgments, and expenses (including their reasonable attorneys' fees and legal expenses) arising out of or in any way connected with the performance of the Services. The Company agrees that this indemnification shall survive termination of this Agreement.

6.   Affiliates.  Present and future Bank affiliates may from time to time
     ----------
     provide one or more Services under the terms of this Agreement. In that event, the Bank shall notify the Company that the affiliate has agreed to provide the Service(s), the term "Bank" shall include the affiliate with respect to the Service, the Bank and the affiliate may share any information helpful in providing the Service and liability with respect to the Service shall be limited solely to the affiliate(s) providing the Service. The Company acknowledges that its consent to the release of information is not a condition of doing business with the Bank or its affiliates.

7.   General.  The laws of the state in which the principal office of the
     -------
     particular Bank providing the Service is located shall govern for all purposes. This Agreement shall constitute the entire agreement between the Bank and the Company and supersede prior oral or written representations, conditions, warranties, understandings, proposals or agreements regarding the Services. Headings do not constitute a part of this Agreement. Any notice or other communication may be sent to the Company at its then current address on file with the Bank. The Bank will have a reasonable time after receipt of any notice or other communication to act on it. No provision may be modified except in writing signed by the party against whom the modification is to be enforced. No waiver of any right on one occasion will be a waiver of the same or any other right on a subsequent occasion. The Bank or the Company may assign this Agreement to any successor by merger, consolidation or corporate reorganization. Any invalidity, in whole or in part, of any provision shall not affect the validity of any other provision. The Bank may, grant credit to the Company in connection with the Services, but is not required to do so. Delivery and use of an informational Service occurs when the information is provided. The Bank may, without notice, refuse to honor any payment, transfer or withdrawal order which would result in an overdraft, even if it has previously allowed overdrafts. The Bank may establish cut-off times, and may change those cut-off times upon reasonable notice to the Company. Unless specifically defined in the applicable Product Description or Guide, the term "banking day" means that part of a business day occurring prior to the cut off time stated in the Bank's funds availability policy, and the term "business day" means that part of every calendar day except Saturdays, Sundays and federal holidays, during which the Bank is open to the public for carrying on substantially all of its banking functions. The Bank may disclose any information which in its opinion facilitates the performance of a Service. The Bank may at any time use agents and/or independent contractors to provide all or any portion of a Service.

The parties have caused this Agreement to be executed and warrant that their respective signatory, whose signature(s) appears below, has been and is on the date of this Agreement duly authorized by all necessary action in accordance with its governing instruments to execute this Agreement.


Agreed To And Accepted By:                   Agreed To And Accepted By:

NORWEST BANK IOWA,                           AEGIS MORTGAGE
NATIONAL ASSOCIATION ("BANK")                ACCELERATION CORP. ("COMPANY")
By:  /s/ Tina Smith Fritz                    By:  /s/ Craig M.Compiano
   ------------------------------------         ------------------------------
Name:    Tina Smith Fritz                    Name:    Craig M. Compiano
     ----------------------------------           ----------------------------
Title:   Vice President                      Title:   Vice President
      ---------------------------------            ---------------------------

                                                    Treasury Management Services
                                                    Implementation Authorization

--------------------------------------------------------------------------------
Customer Information:
--------------------------------------------------------------------------------
Customer Name                                Customer Contact
Aegis Mortgage Acceleration Corp             Craig Compiano
--------------------------------------------------------------------------------
Address                                      Tax Identification Number
3 Embarcadero CTR STE 500
--------------------------------------------------------------------------------
Address                                      Customer Phone Number
                                             415-743-1306
--------------------------------------------------------------------------------
Address                                      Customer Fax Number
--------------------------------------------------------------------------------
City               State  Zip Code           Contact Internet E-Mail Address
San Francisco      CA     94111-4008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Requested Services (Please check services desires):
--------------------------------------------------------------------------------

The following services are provided by: Norwest Bank Iowa, National Association (Note: The above named Norwest Bank may contract with other Norwest Bank legal
 ----
entities to provide some or all of the described services and are herein approved as Norwest Affiliates under article 6 of the Master Agreement for Treasury Management Services.)

Date:  June 11, 1999

     DDA and Depository Services:                   Special DDA Arrangements                  Lockbox Services:
[_]  New Demand Deposit Account                [_]  Special Statement Cut Option         [_]  Retail Lockbox
[_]  Vault Depository, Coin/Currency Orders    [_]  Special Statement Delivery           [_]  Wholesale Lockbox
[_]  Pre-Qualified Check Deposit               [_]  Returned Item Special Instruct.      [_]  Wholesale Lockbox - 2 Party Secured
[_]  Deposit Account Reporting                 [_]  Check Cashing                        [_]  Wholesale Lockbox - 3 Party Secured
[_]  Interstate Deposit Banking                [_]  Electronic Account Analysis          [_]  Canadian Wholesale Lockbox
[_]  Electronic Bill Payment Consolidator      [_]  Consolidated Account Analysis
[_]  Standard Account Analysis                                                                Information Services:
                                                    Tax Services:                        [_]  BankTIES PC Services
     ACH Services:                             [_]  BankTIES Tax                         [_]  CustomConnect Information Services
[_]  ACH Origination (Debit or Credit)         [_]  DeposiTax                            [_]  ICIS Balance Reporting (Colorado)
[_]  ACH Debit Filter                          [_]  BankTIES ACH Tax Module              [_]  Manual Balance Reporting
[_]  3rd Party Payroll Origination                                                       [_]  Business Express/PC Services
[_]  3rd Party Cash Concentration (DTC)             Disbursement Services:               [_]  BankTIES (DOS for BAI, Lg. Corp.)
[X]  Bank TIES ACH                             [_]  Controlled Disbursement
[_]  Cross-Border ACH Services                 [_]  Payable Through Drafts                    Wire Sweep, Transfer Services:
[_]  Cross-Border ACH 3rd Party                [_]  Account Reconciliation Plan          [_]  Wire Transfer Origination/Receipt
                                               [_]  Positive Pay ARP                     [_]  Norwest PC Wire (DOS)
     Electronic Commerce Services:             [_]  Image CD-ROM                         [_]  BankTIES PC Services - Wire
[_]  EDI Receipt                               [_]  Electronic Stop Payments             [_]  Standing Instruction Wire Transfer
[_]  EDI Origination                           [_]  Purchasing Card                      [_]  Zero Balance Account
[_]  Check Production Outsourcing                                                        [_]  InvestAccount Sweep
[_]  Document Outsourcing                                                                [_]  Money Market Mutual Fund Sweep
[_]  Technical Consulting Custom Service                                                 [_]  EuroSweep Services


--------------------------------------------------------------------------------
Special Instructions:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Customer Authorization:
--------------------------------------------------------------------------------

Printed Name: Craig Compiano               Printed Name: Tina Smith Fritz
             ---------------------------                ------------------------

Signature:    /s/ Craig Compiano           Signature:    /s/ Tina Smith Fritz
             ---------------------------                ------------------------

Title:       VP         Date: 6/14/99      Title:       VP        Date: 7/16/99
             ----------      -----------                ---------      --------

                 SECURITY PROCEDURE AGREEMENT FOR ACH SERVICE

This Security Procedure Agreement for ACH Service (the 'Agreement') is entered into this 11th day of June, 1999 between NORWEST BANK IOWA, NATIONAL ASSOCIATION (the "Bank") and the undersigned customer AEGIS Mortgage Acceleration Corp. (the "Company").

The Bank and the Company have entered into a Master Agreement for Treasury Management Services*, supplemented by a Product Description which governs the ACH Service to be provided by the Bank.

The Bank and the Company agree:

1.   Security Procedure Selection.  The Company acknowledges that the Bank
     ----------------------------
     offers each of the security procedures described below for the purpose of verifying the authenticity of an instruction to originate an ACH electronic credit or debit entry (a "payment order") received by the Bank in the name of the Company. The Company refuses to have its payment orders verified by any security procedure other than the security procedure it has expressly designated. The Company has reviewed each of these security procedures and has determined that the following security procedure best meets its requirements, given the size, type and frequency of the payment orders it will issue to the Bank (check one):

     PI    SecurID - File Transmission - This procedure combines a card with a
           ---------------------------
           personal identification number (PIN) known only by the Company and the Bank. The card generates a random and unique security code every minute. The code combines with the PIN to provide a unique password every minute. The password must be presented with the ACH transmission and is used by the Bank to authenticate the identity of the Company.

     (TM)  Password - File Transmission - This procedure requires that a
           ----------------------------
           unique eight digit code seperately agreed upon in writing by the Company and the Bank be presented with the Company's ACH file. The Company may be required to change the code on a regular basis.

     (TM)  Password - Taped or Written Instructions - This procedure requires
           ----------------------------------------
           that the Company present taped or written instructions in a tamper proof container accompanied by a unique code seperately agreed upon in writing by the Company and the Bank.


_____________________
* In the past referred to as the Master Agreement for Cash Management Services. This document is incorporated under the Master Agreement for Cash Management Services if one is already on file with Norwest.

2.   Security Procedure Protection.  The Company and the Bank will preserve the
     -----------------------------
     confidentiality of the security procedure. If the Company becomes aware of a breach, or suspects that a breach may occur, it will immediately notify the Bank in a manner affording the Bank a reasonable opportunity to act on the information.

3.   Company Bound by Payment Orders.  The Company will be bound by any payment
     -------------------------------
     order, whether or not authorized, issued in its name and accepted by the Bank in compliance with the chosen security procedure.

4.   Inconsistency of Name and Number.  If a payment order describes (a) the
     --------------------------------
     receiver inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named receiver, or (b) a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution.

The undersigned have caused this Agreement to be executed and warrant that their respective signatory, whose signature(s) appears below, has been and is on date of this Agreement date duly authorized by all necessary action in accordance with its governing instruments to execute this Agreement.


Agreed To And Accepted By:                   Agreed To And Accepted By:

NORWEST BANK IOWA,                           AEGIS MORTGAGE
NATIONAL ASSOCIATION ("BANK")                ACCELERATION CORP. ("COMPANY")
By: /s/ Tina Smith Fritz                     By: /s/ Craig M. Compiano
   ------------------------------------         ------------------------------
Name: Tina Smith Fritz                       Name: Craig M. Compiano
     ----------------------------------           ----------------------------
Title: Vice President                        Title: Vice President
      ---------------------------------            ---------------------------
Date: 7/15/99                                Date: 6/14/99
     ----------------------------------           ----------------------------

                SUBLICENSE AGREEMENT FOR BANKTIES(R) ACH SERVICE

This Agreement is entered into this 11th day of June, 1999, ("Effective Date"), by and between Norwest Bank Iowa, National Association, (the "Bank") and AEGIS Mortgage Acceleration Corp. (the "Company").

                                    RECITALS

WHEREAS, the Bank has sublicensed a certain software package from Politzer & Haney ("P&H") entitled Auto Cash Version 2.01 ("ACT"), which constitutes the "BankTIES ACH" software (the "Software"): and

WHEREAS, the Company desires to license the Software from the Bank for the purpose of providing automated clearinghouse services (the "Services") through the Bank; and

WHEREAS, the Bank and the Company have entered into an ACH Agreement for the purposes of providing the Services (the "ACH Agreement"),

NOW, THEREFORE, the parties agree as follows:

1.   Use of Software.  The Software allows the Company to create and transmit to
     ---------------
     the Bank ACH transactions. The Bank hereby sublicenses the Software and the Documentation to the Company for the sole purpose of creating ACH transactions that will in all cases be transmitted to the Bank's host computer for processing and delivery to an Automated Clearing House ("ACH") or deposit to accounts maintained at the Bank ("on-us entries"). Each copy of the Software may be used on only one designated CPU and solely for the purpose described in this section. If, however, the Company's designated CPU becomes inoperative, the Company may use the Software on a temporary back-up CPU until the designated CPU again becomes operatonal.

2.   Tutorial System.  The Bank may choose to make available to the Company the
     ---------------
     Auto Cash Transfer Tutorial System (the "Tutorial System"). The Company agrees that the Tutorial System shall be used solely for use in the training of its employees in the use of the Software.

3.   Fee; Term.  Upon execution of this Agreement, the Company agrees to pay the
     ---------
     Bank a license as specified in the Bank's pricing schedule, receipt of which is hereby acknowledged by the Company. This Agreement shall commence on the Effective Date and shall remain in effect for the term of the ACH Agreement, unless canceled by either party upon prior written notice to the other party. Upon termination of this Agreement, the Company shall immediately return to the Bank all copies of the Software, the Documentation, and, if applicable, the Tutorial System.

4.   Documentation.  The Bank will provide the Company with one copy of the
     -------------
     Software User Manual (the "Documentation"). Portions of the Documentation include documentation it has received from P&H. Those portions of the Documentation which have been received from P&H remain the property of P&H and are or may be copyrighted by P&H. All other portions of the Documentation remain the property of the Bank and are or may be copyrighted by the Bank.

5.   LIMITATION OF LIABILITY.  IN NO EVENT SHALL THE BANK BE LIABLE FOR ANY
     -----------------------
     INCIDENTAL, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA, PROGRAMS, PROFITS (ANTICIPATED, ACTUAL, OR OTHERWISE), OR BENEFITS RESULTING FROM USE OF, RELIANCE UPON, OR INABILITY TO USE THE SOFTWARE OR THE TUTORIAL SYSTEM, REGARDLESS OF WHETHER OR NOT THE BANK HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR ANY OTHER THEORY OR FORM OF ACTION. IN NO EVENT SHALL THE BANK'S CUMULATIVE LIABILITY TO THE COMPANY IN RELATION TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY EXCEED A SUM EQUAL TO THE TOTAL LICENSE FEE ACTUALLY PAID TO THE BANK UNDER THIS AGREEMENT.

6.   WARRANTIES.  BOTH PARTIES ACKNOWLEDGE THAT THE BANK MAKES NO WARRANTIES,
     ----------
     EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, P&H MAKE NO SUCH WARRANTIES. The sole and exclusive limited remedy of the company is the remedy described in Section 5 above.

7.   Export.  The Company agrees that the Software and the Tutorial System
     ------
     licensed hereunder shall not be exported directly or indirectly, separately or as a part of a system, without first obtaining a license from the U.S. Department of Commerce or any other appropriate agency of the U.S. Government as required. Diversion of Products contrary to U.S. law is prohibited. Nothing in this Section 6 shall be interpreted as expanding any of the Company's rights as otherwise stated in this Agreement.

8.   General.
     -------

     8.1. The Bank may make copies of any enhanced versions of the Software available to the Company at such price as the Bank shall determine at its sole discretion.

     8.2. The Company recognizes that it is sublicensing the Software and, if applicable, the Tutorial System provided by P&H and acknowledges that P&H has the right to enforce this Agreement directly against the Company in the event of the breach by Company.

     8.3. The Company may not assign this Agreement or any of its rights hereunder to anyone.

     8.4. The waiver or failure of either party to exercise, in any respect, any right provided for under this Agreement shall not be deemed to be a waiver of any further right under this Agreement.

     8.5. This Agreement and the transactions contemplated hereby shall, except as may otherwise be required by the Bank's license agreement with P&H, be governed by and construed in accordance with the laws of the State of Minnesota and to the extent not inconsistent with this Agreement, and in accordance with the ACH Agreement.

     8.6. The Bank may discontinue to provide to the Company any maintenance or other product support which it now, or hereafter has agreed to provide upon prior written notice to the Company.

9.   Notice.  Any notice hereunder shall be in writing.
     ------

10.  Proprietary Rights.  The Software, the Tutorial System, all copies thereof
     ------------------
     and related documentation, and installation and operating manuals and Documentation ("Proprietary Information") are Proprietary Information of the Bank and/or P&H. All applicable rights in patents, copyrights, trademarks and trade secrets in the Proprietary Information are and will remain in the Bank and/or P&H. The Company shall not assign, sell, transfer, publish, disclose, display or otherwise make available any Proprietary Information to others. The Company shall secure and protect the same in a manner consistent with maintenance of the rights therein and take appropriate action by instruction or agreement with its employees who are permitted access to such Proprietary Information to satisfy its obligations hereunder. The Company hereby acknowledges that, except as specifically set forth herein, or as may be permitted in writing by the Bank, the Company shall not

     10.1. provide, transmit; sub-sublicense, transfer or otherwise distribute the Software or any part thereof to a third party, or

     10.2. copy, reverse engineer, reverse compile, or reverse assemble, modify, or alter the Software or any part thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and date first above written.

Agreed To And Accepted By:                   Agreed To And Accepted By:

NORWEST BANK IOWA,                           AEGIS MORTGAGE
NATIONAL ASSOCIATION  ("BANK")               ACCELERATION CORP. ("COMPANY")
By: /s/ TINA SMITH FRITZ                     By: /s/ CRAIG M. COMPIANO
   ------------------------------------         -------------------------------
Name: TINA SMITH FRITZ                       Name: CRAIG M. COMPIANO
     ----------------------------------           -----------------------------
Title: VICE PRESIDENT                        Title: VICE PRESIDENT
      ---------------------------------            ----------------------------
Date: 7/15/99                                Date: 6/14/99
     ----------------------------------           -----------------------------